Property and Equipment, Net	12 Months Ended
Dec. 31, 2020
Property and Equipment, Net
7.	PROPERTY AND EQUIPMENT, NET

	As of December 31,
	2019	2020
	RMB	RMB	US$
Electronic equipment	110,820	86,602	13,273
AI related equipment	58,023	118,039	18,090
Leasehold improvements	65,028	60,392	9,255
Office equipment and fixtures	28,374	26,039	3,991
Motor vehicles	4,579	4,176	640
Construction in progress	2,018	—	—
Less: Accumulated depreciation	165,445	184,038	28,205
Less: Accumulated impairment	—	9,226	1,414

Property and equipment, net	103,397	101,984	15,630

Depreciation expense of property and equipment for the years ended December 31, 2018, 2019 and 2020 were RMB40,244, RMB37,382 and RMB52,137 (US$7,990), respectively. The impairment recognized on property and equipment were nil, nil and RMB9,226 (US$1,414) for the years ended December 31, 2018, 2019 and 2020, respectively, as the undiscount cash flow could not cover the carrying value. The Group recorded impairment loss in “Other operating expense”
.